ADMINISTRATOR AND SUB-ADVISER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT ADVISER
        KPM INVESTMENT MANAGEMENT, INC.
        A Mutual of Omaha  Company
        One Norwest  Center
        1700 Lincoln Street
        Denver, Colorado 80203
        and
        10250 Regency Circle, Suite 200
        Omaha, Nebraska 68114

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        Diana P. Herrmann
        R. Thayne Robson
        Cornelius T. Ryan

OFFICERS
        Lacy B. Herrmann, President
        Sue McCarthy-Jones, Senior Vice President
        Jerry G. McGrew, Senior Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG PEAT MARWICK LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

(AQUILA ROCKY MOUNTAIN LOGO)

DECEMBER 31, 1997

A CAPITAL APPRECIATION INVESTMENT

(LOGO OF AQUILA GROUP OF FUNDS EAGLES HEAD)

ONE OF THE
AQUILASM GROUP OF FUNDS

AQUILA ROCKY MOUNTAIN EQUITY FUND
ANNUAL REPORT

(AQUILA ROCKY MOUNTAIN LOGO)

                                                        February 17, 1998

Dear Investor:

            We are very pleased to present you with this Annual Report for the third full year of operation of Aquila Rocky Mountain Equity Fund.

            For the period of January 1, 1997 through December 31, 1997, the Class A Shares of the Fund provided an average annual total return of 23.01%1, without provision of sales charge.

            YOUR "OWN BACKYARD"

            The investment philosophy of the Fund is to invest in our "own backyard." In this case, our "own backyard" consists of the eight states in the Rocky Mountain region - Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah, and Wyoming.

            Through our research, we have recognized that the Rocky Mountain region of the United States is one of the fastest growing parts of our country. This fast growth encompasses population growth, job growth and diversification growth in terms of companies - all of which equates to sound economic growth. And, this in turn, equates to investment opportunities.

            What we have determined is that there are sufficiently broad enough capital appreciation possibilities right here within the Rocky Mountain region. These capital appreciation opportunities can, in turn, lend themselves to providing investors with a good level of absolute return for their invested capital.

            Moreover, by investing in our "own backyard" - the Rocky Mountain region - we are not faced with the problems that can occur and have occurred in other investment regions. Within the Rocky Mountain region, we do not have problems with currency, accounting standards, language barriers, and all the other complexities of investing in other regions of the world. Some of the problems that are intrinsic to investing in other regions were amply brought to mind through the difficulties that have recently become apparent in the various countries of Asia.

            What has become equally apparent to us is that we have a substantial number of very good investment opportunities right here in our "own backyard" of the Rocky Mountain states. Within the Rocky Mountain region, we have a universe of well over 400 publicly-traded companies in which we can invest. We can then screen down from this universe a selective number of investment opportunities that will give us the kind of return we would like to see.

THE FUND'S INVESTMENTS

            As you will note from the pie chart below, we have invested the Fund's assets primarily in the various states of the Rocky Mountain region. From the other pie chart below you will notice that there are many market sectors within the Rocky Mountain region that are represented in the portfolio.

December 31, 1997.


(GRAPHIC OF THE CHART WITH THE FOLLOWING INFORMATION)

PORTFOLIO DISTRIBUTION BY REGION PIE CHART

Cash                                                    13.99%
Colorado                                                26.67%
Utah                                                    13.90%
Arizona                                                 14.86%
Nevada                                                  12.94%
Montana                                                  2.94%
New Mexico                                               3.20%
Idaho                                                    3.59%
Other                                                    7.91%

(GRAPHIC OF THE CHART WITH THE FOLLOWING INFORMATION:)

PORTFOLIO DISTRIBUTION BY MARKET SECTOR PIE CHART

Basic Industry                                           2.99%
Gaming                                                   9.53%
Energy                                                  12.47%
Transportation                                           4.89%
Consumer: Non-Durable                                   11.48%
Cash                                                    13.99%
Consumer: Cyclical                                       8.50%
Technology                                               1.30%
Utilities                                                9.50%
Cable/Communication                                      7.81%
Financial/Insurance                                     14.46%
Healthcare                                               3.08%


There is listed below the top ten holdings of the Fund as of December 31, 1997.

TOP TEN HOLDINGS

                         PERCENTAGE
COMPANY                  OF NET ASSETS    STATE         MARKET SECTOR
Prima Energy              4.41%           Colorado      Energy
First Security Corp.      4.13%           Utah          Financial/Insurance
First State Bancorp       3.20%           New Mexico    Financial/Insurance
Dial                      3.16%           Arizona       Consumer Non-Durable
Mity Lite                 3.07%           Utah          Consumer Cyclical
Westerfed Financial       2.94%           Montana       Financial/Insurance
Giant Industries          2.90%           Arizona       Energy
Mirage Resorts            2.88%           Nevada        Gaming
International Game
  Technology              2.87%           Nevada        Gaming
Franklin Covey            2.80%           Utah          Consumer/Non-Durable

            While the individual holdings in the Fund and those which make up the top ten will vary over time, there is a common denominator in their selection.

            This common denominator is one of value investing. By this we mean that our portfolio management focuses upon individual companies whose securities can be bought at attractive levels considering their growth rate in earnings and overall prospects for the future.

            VALUE-ORIENTED APPROACH

            Consider the fact that many of the companies in the Dow Jones Industrial Average are selling at a price which is a ratio of 30 to 40 times their projected earning for 1998. In turn, these companies may well have earnings growing at a rate of 20% per year. On the other hand, we try to buy companies whose earnings are growing at a comparable rate of 20% per year, but whose stocks are available at a ratio of 15-20 times earnings. At December 31, 1997, the average price earnings ratio for Aquila Rocky Mountain Equity Fund was 17.65. This compares with the inflated price earnings ratio of over 21 times earnings of most of the major stock market indices at the same time.

            There are a sufficient number of companies within the Rocky Mountain region whose earnings growth and prospects for the future are highly attractive. However, because they are not as well known as some of those large companies that make up the Dow Jones Industrial Average or the Standard and Poor's 500, we can buy them at a price that is very reasonable, before Wall Street discovers them.

            As a result of our value-oriented approach, the volatility of the portfolio will tend to be less than that which exists with a number of other funds as well as with popular market averages.

            Our value-oriented approach to finding investments does not lend itself to having the spectacular nature of some funds which have a different approach to seeking growth in capital. Some of those funds are more like a home run hitter in baseball who may at some times hit the ball out of the park, but at other times strike out.

            The Aquila Rocky Mountain Equity Fund generally will not have the volatility that goes along with that kind of player. Our approach is more like the steadiness of baseball players whom you can count on for singles, doubles and triples. With our value-oriented approach we tend to hold investments over a longer term. As a result, it is difficult to put a timetable on when these investments might achieve their objective. On the other hand, we strive to provide the kind of return that might double or triple your money over time with a lot less price fluctuation and more "peace of mind."

            PERFORMANCE RESULTS

            As of December 31, 1997, the Aquila Rocky Mountain Equity Fund had been in operation for a period of approximately 3 1/2 years. As you will note from the chart below, had a hypothetical investment of $10,000 been made at the inception of the Fund, it would have grown to $16,906. In other words, the Fund has produced a very respectable return on investors' capital.

(GRAPHIC OF THE CHART WITH THE FOLLOWING INFORMATION)

GROWTH OF $10,000 SINCE INCEPTION (WITHOUT SALES CHARGES)2

 7/94               10,000
12/94                9,676
 6/95               11,041
12/95               11,581
 6/96               13,107
12/96               13,744
 6/97               14,794
12/97               16,906

            Our intent is to continue finding securities which can provide investors with a highly acceptable absolute return through value-oriented investing in companies in our "own backyard" of the Rocky Mountain region.

            YOUR CONFIDENCE APPRECIATED

            Your investment in Aquila Rocky Mountain Equity Fund is greatly appreciated. We value your trust and will do our best to merit your continued confidence.

                                                   Sincerely,
                                                   /s/ Lacy B. Herrmann
                                                   Lacy B. Herrmann
                                                   President and Chairman
                                                    of the Board of Trustees


  1 In keeping with industry standards, total return figure indicated above does not include sales charges, but does reflect reinvestment of dividends and capital gains. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class (for the period July 22, 1994 through April 30, 1996, it was 4.75%). Management fees and certain expenses are being absorbed. Returns would be less if sales charges, management fees, and expenses, were applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

  2 Cumulative results of a hypothetical $10,000 investment in Class A
    Shares are shown from the period of inception through 12/31/97. The portfolio of the Fund is subject to change and as a consequense, past performance does not guarantee future results.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

            The Aquila Rocky Mountain Equity Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities, on a value basis, of companies primarily within the Rocky Mountain region.

            The graph below illustrates the value of $10,000 invested in Class A shares of the Fund since its inception on July 22, 1994 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 1997, as compared with a hypothetical similar size investment in the Russell 2000 Stock Index (the "Index") over that same period. The total return of the investment in the Fund is shown after deduction of the current maximum sales charge of 4.25% at the time of initial investment (for the period July 22, 1994 through April 30, 1996, the maximum sales charge was 4.75%). It also reflects deduction of the Fund's annual operating expenses and reinvestment of dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses, but does reflect reinvestment of dividends.

            It should also be specifically noted that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2,000 equity securities of issuers throughout the United States, mostly of companies having relatively small capitalizations. However, the Fund's investment portfolio consisted over the same period of a significantly lesser number of equity securities, primarily of companies within the eight state Rocky Mountain region of the country. The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which may well result in variances from the market action of the securities in the nationally-oriented index.

            Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the different characteristics of the regional market of the securities in the Fund's portfolio as compared with the national orientation of securities in the Index. Additionally, a portion of the difference in performance can be attributed to the fact that there is no initial sales charge applicable to the Index, nor are there annual operating expenses with the Index as in the case with the Fund.

            As can be observed, the pattern of the Fund's results and that of the Index over the period since inception of the Fund do, however, track in a reasonably similar pattern, even though they are not entirely comparable in character.

(GRAPHIC OF AN AREA CHART WITH THE FOLLOWING INFORMATION:)

PERFORMANCE COMPARISON BAR CHART

Fund's average annual total return

For the Period Ended                   1              Life of Fund
December 31, 1997                      Year           Since 7/22/94
Including Sales
Charge and Expenses                   17.77%           14.99%

                          RUSSELL 2000 STOCK       FUND AFTER SALES
                          INDEX EXPENSES           CHARGE AND
 7/94                      10,000                      9,575
12/94                      10,325                      9,263
 6/95                      11,813                     10,570
12/95                      13,262                     11,086
 6/96                      14,650                     12,549
12/96                      15,440                     13,157
 6/97                      17,016                     14,162
12/97                      18,893                     16,184

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

            Aquila Rocky Mountain Equity Fund achieved a total return of 23.01%, without provisions for sales charges, for the year ended December 31, 1997, while the Russell 2000 Index posted a total return of 22.36%.

            In 1997, we continued to apply our value-oriented investment style to the universe of Rocky Mountain stocks. We are a value-oriented investment manager concentrating on security selection. We search for securities that are under valued in relation to their intrinsic value and projected growth rate of the company. In general, we look for companies that offer continuing earnings growth, generate an above-average return on equity and have a low price/earnings ratio. The idea is not only to build a portfolio of quality companies that has a higher anticipated growth rate and return on equity than the market average, but one that has a lower price/earnings ratio as well. Our emphasis on value coupled with the positive economic and demographic trends of the Rocky Mountain states lead us to be optimistic about the future.

            We travel frequently around the Rocky Mountain states to learn about companies that meet our investment criteria. It is our hope that by focusing on companies in our "own back yard", we can uncover under-followed stocks that will add value for you, our shareholders.

            Above average population growth and job creation continued in the Rocky Mountains in 1997. This growth, coupled with decreasing interest rates led to appreciation in stocks of various industries to which the portfolio was exposed.

            Notably, financial service companies and regional banks were among the Fund's best performers. Strong financial performance and industry consolidation led to significant appreciation in our holdings. First State Bancorporation shares appreciated 42% while shares of WesterFed rose more than 39%. First Security shares increased by more than 80%. Meanwhile, shares of Conseco and Finova increased more than 40%.

            In the Fund's Annual Report for 1995, we noted: "In the cable industry, continued legislative uncertainty regarding deregulation and competing technologies dampened the price returns of Tele-Communications, Inc. (TCI), Jones Intercable and United International Holdings, despite strong growth prospects for these companies."

            In 1997, new interest in cable, notably from Microsoft, helped our cable and communications stocks to appreciate significantly. Shares of TCI rose more than 100% while shares of Jones Intercable and U.S. West Media Group appreciated 69% and 56%, respectively. Our shares of Inter-tel appreciated more than 80% when we sold them in 1997. It took time, but our cable investments are finally paying off.

            The portfolio's energy stocks performed well due to increased prices and demand for oil and gas. Shares of Giant Industries and KN Energy both increased by more than 35%, while Prima Energy increased by nearly 30%. Concerns regarding Union Pacific Resources aborted takeover attempt of Pennzoil meant that the Fund's holdings decreased by 17%.

            You may recall that in our 1995 Annual Report we wrote: "As value managers, we are happy to continue holding the shares of these energy companies since we believe they are under-valued in relation to their intrinsic value and the projected long-term worldwide demand for oil and gas." Our emphasis on stock selection and long-term investment in early 1995 led to positive returns for our energy stocks in 1996 and 1997. A by-product of this long-term value style is a relatively low portfolio turnover rate. In 1997, the turnover rate was 10.39% while it was 20.32% and 15.14% in 1996 and 1995, respectively.

            The increasing population and lower interest rates affected the Fund's holding of utility companies in a positive manner. Public Service of Colorado, now New Century Energies, increased more than 20% as did our shares in Idaho Power. Pinnacle West shares rose more than 30% during the year.

            Manufacturing companies in various industries also contributed to the Fund's 1997 return. Mity Lite shares increased over 60% while Dial shares and International Game Technology shares were up 41% and 38% respectively. We sold our shares of Utah Medical Products and realized an 18% loss due to deteriorating fundamentals.

            Gold prices plummeted in 1997 and our holdings in gold and copper mining stocks reacted accordingly. Cyprus Amax Minerals, Newmont Mining and Barrick Gold were down for the year.

            We continue to monitor metal prices and will hold these stocks, knowing that they will do better in a better pricing environment.

            We remain optimistic about the Rocky Mountain economy. Interest rates are low, as is the rate of inflation. The Rocky Mountain economy continues to grow and new companies are moving here. We will continue to apply our long-term value criteria to the universe of Rocky Mountain stocks in our efforts to add value for our shareholders.

KPMG PEAT MARWICK LLP
Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

          We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period July 22, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian.

 As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period July 22, 1994 (commencement of operations) to December 31, 1994 in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP
New York, New York
February 6, 1998

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                                  MARKET
   SHARES     COMMON STOCKS - 87.1%                               VALUE

              Basic Industry - 3.0%
   2,000      Barrick Gold Corp.                                   $  37,250
   3,000      Cyprus Amax Minerals Co.                                46,125
   1,200      Newmont Mining                                          35,250
                                                                     118,625
              Cable/Communications - 7.8%
   2,800      Jones Intercable Inc. Class A+                          49,175
     300      Jones Intercable Inc.+                                   5,100
   1,500      Tele-Communications Inc. - Liberty Media Group - A      54,375
   1,909      Tele-Communications Inc. - TCI  Group - A               53,333
   1,091      Tele-Communications Inc. - TCI Ventures Group - A       30,889
   3,500      U.S. West Media Group+                                 101,063
   1,300      United International Holdings, Inc.Class A+             14,950
                                                                     308,885
              Consumer Cyclical - 8.2%
   4,500      Building Material Holding Corp.+                        47,250
   3,400      Koala Corp.+                                            58,650
   6,000      Mity Lite, Inc.+                                       121,500
   5,000      Viad Corporation                                        96,563
                                                                     323,963
              Consumer Non-Durable - 10.2%
   4,500      American Stores Company                                 92,531
   6,500      Avert  Inc.+                                            49,563
   6,000      Dial Corp.                                             124,875
   5,000      Franklin Covey Company+                                110,000
   4,500      Rocky Mountain Chocolate Factory+                       24,750
                                                                     401,719
              Energy - 12.5%
   6,000      Giant Industries, Inc.                                 114,000
   1,800      KN Energy                                               97,200
   9,000      Prima Energy Corp.+                                    174,375
   4,377      Union Pacific Resources, Inc.                          106,156
                                                                     491,731
              Financial - 14.5%
   2,332      Conseco Inc.                                           105,960
   1,200      Finova Group Inc.                                       59,625
   3,900      First Security Corp.                                   163,313
   5,875      First State Bancorp                                    125,578
   4,561      Westerfed Financial Corp.                              116,306
                                                                     570,782
              Gaming - 11.6%
   4,000      American Coin Merchandising+                            70,500
   4,500      Circus Circus Enterprises Inc.+                         92,250
   4,500      International Game Technology                          113,625
   6,000      Jackpot Enterprises                                     67,875
   5,000      Mirage Resorts+                                        113,750
                                                                     458,000
              Healthcare - 3.3%
   1,000      Ballard Medical Products                                24,250
   3,200      Sierra Health Services Inc.+                           107,600
                                                                     131,850
              Technology - 1.6%
   6,000      Microtest  Inc.+                                        27,750
   5,000      Novell Inc.+                                            37,500
                                                                      65,250
              Transportation - 4.9%
   2,800      Rural/Metro Corp.+                                      93,450
   1,600      Union Pacific                                           99,900
                                                                     193,350
              Utilities - 9.5%
   2,500      Idaho Power Co.                                         94,062
   2,300      New Century Energies Inc.                              110,256
   2,000      Pinnacle West Capital                                   84,750
   1,900      U.S. West Inc.                                          85,737
                                                                     374,805
              Total Common Stocks (cost $2,574,760)                3,438,960

   FACE
  AMOUNT      SHORT-TERM INVESTMENTS - 9.7%
 $91,000      The One Group Prime Money Market Fund                  191,000
 191,000      Churchill Cash Reserves Trust                          191,000
              Total Short-Term Investments  (cost $382,000)          382,000

              Total Investments  (cost $2,956,760*)      96.8%     3,820,960
              Other assets in excess of liabilities       3.2        125,172
              Net Assets                                100.0%
                                                                  $3,946,132
               * Cost for Federal tax purposes is identical.
               + Non-income producing security.

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
 Investments at market value (identified cost $2,956,760)          $3,820,960
 Cash                                                                 214,391
 Receivable for Fund shares sold                                       11,587
 Deferred organization expenses (note 2)                               16,732
 Dividends and interest receivable                                      4,340
 Due from Administrator for reimbursement
 of expenses (note 3)                                                   3,168
  Total assets                                                      4,071,178

LIABILITIES
 Payable for investment securities purchased                           93,495
 Accrued expenses                                                      26,687
 Payable for Fund shares redeemed                                       2,964
 Distribution fees payable                                              1,900
 Total liabilities                                                    125,046

NET ASSETS                                                         $3,946,132

 Net Assets consist of:
 Capital Stock - Authorized an unlimited
   number of shares, par value $.01 per share                      $    2,205
 Additional paid-in capital                                         3,068,341
 Undistributed net realized gain on investments                         8,402
 Undistributed net investment income                                    2,984
 Net unrealized appreciation on investments                           864,200
                                                                   $3,946,132
CLASS A
 Net Assets                                                        $3,144,138
 Capital shares outstanding                                           175,760
 Net asset value and redemption price per share                    $    17.89
 Offering price per share (100/95.75 of
  $17.89 adjusted to nearest cent)                                 $    18.68

CLASS C
 Net Assets                                                        $    6,972
 Capital shares outstanding                                               392
 Net asset value and offering price per share                      $    17.79
 Redemption price per share (*generally, a
 charge of 1% is imposed on the proceeds
 of shares redeemed during the first 12 months after purchase)     $    17.79*

CLASS Y
 Net Assets                                                        $  795,022
 Capital shares outstanding                                            44,396
 Net asset value, offering and redemption price per share          $    17.91

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

  Dividends                                         $     30,891
  Interest                                                12,325
                                                                   $   43,216
 Expenses:

   Investment Adviser fees (note 3)                 $     19,571
   Administrator fees (note 3)                            22,367
   Transfer and shareholder servicing agent fees          27,236
   Shareholders' reports and proxy statements             21,993
   Legal fees                                             20,899
   Audit and accounting fees                              13,321
   Trustees' fees and expenses                            13,094
   Amortization of organization expenses (note 2)         12,817
   Registration fees and dues                             12,097
   Distribution and service fees (note 3)                  6,308
   Custodian fees (note 6)                                 2,097
   Miscellaneous                                           8,489
                                                         180,289

   Investment Adviser fees waived (note 3)               (19,571)
   Administrator fees waived (note 3)                    (22,367)
   Reimbursement of expenses by Administrator (note 3)   (94,824)
   Expenses paid indirectly (note 6)                      (2,097)
     Net expenses                                                      41,430
     Net investment income                                              1,786

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

   Net realized gain from securities transactions        125,748
   Change in unrealized appreciation on investments      473,126

   Net realized and unrealized gain on investments                    598,874
   Net increase in net assets resulting from operations             $ 600,660

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED DECEMBER 31,
                                                       1997            1996
OPERATIONS:
 Net investment income (loss)                           $ 1,786      $ (2,749)
 Net realized gain from securities transactions         125,748        82,961
 Change in unrealized appreciation on investments       473,126       258,491
   Change in net assets from operations                 600,660       338,703

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
 Class A Shares:
 Net investment income                                     -             -
 Net realized gain on investments                      (103,249)      (74,547)

 Class C Shares:
 Net investment income                                     -             -
 Net realized gain on investments                          (231)         (143)

 Class Y Shares:
 Net investment income                                      -            -
 Net realized gain on investments                        (26,133)      (4,537)
 Change in net assets from distributions                (129,613)     (79,227)

CAPITAL SHARE TRANSACTIONS (NOTE 7):
 Proceeds from shares sold                             1,544,525      705,847
 Reinvested dividends and distributions                  112,775       68,103
 Cost of shares redeemed                                (497,888)    (454,481)
   Change in net assets from capital
   share transactions                                  1,159,412      319,469
   Change in net assets                                1,630,459      578,945

NET ASSETS:
 Beginning of period                                   2,315,673    1,736,728
 End of period                                        $3,946,132  $ 2,315,673

See accompanying notes to financial statements.

AQUILA ROCKY MOUNTAIN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

          Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

   a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

   b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

   c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

   d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

   e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

   f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

   a) MANAGEMENT ARRANGEMENTS:

          Management affairs of the Fund are conducted through two separate management arrangements.

          KPM Investment Management, Inc. (the "Adviser") serves as Investment Adviser to the Fund. The Adviser is a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess over $50 million.

          The Fund also has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this agreement, the Administrator provides such advisory services to the Fund, in addition to those services provided by the Adviser, as the Administrator deems appropriate. Besides its sub-advisory services, it also provides all administrative services, other than those relating to the management of the Fund's investments. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess over $50 million.

          Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the States in which shares are then eligible for sale. At the present time none of the States in which the Fund's shares are sold have any such limitation.

          For the year ended December 31, 1997, the Fund incurred fees under the Advisory Agreement and Sub-Advisory and Administration Agreement of $19,571 and $22,367, respectively, which were voluntarily waived. Also, during this period the Administrator reimbursed the Fund for unamortized deferred organization expenses of $8,734 and voluntarily agreed to reimburse the Fund for other expenses in the amount of $94,824. Of this amount, $91,656 was paid prior to December 31, 1997 and the balance of $3,168 was paid in early January, 1998.

b) DISTRIBUTION AND SERVICE FEES:

          The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1997, service fees on Class A Shares amounted to $6,262, of which the Distributor received $685.

          Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1997, amounted to $35. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1997, amounted to $11. The total of these payments with respect to Class C Shares amounted to $46, of which the Distributor received $46.

          Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          Under a Distribution Agreement, Aquila Distributors, Inc. serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1997, the Distributor received sales commissions of $1,004.

4. PURCHASES AND SALES OF SECURITIES

          For the year ended December 31, 1997, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $992,585 and $253,511, respectively.

          At December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,044,558 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $180,358, for a net unrealized appreciation of $864,200.

5. DISTRIBUTIONS

          The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6. CUSTODIAN FEES

          The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1997, the Fund's custodian fees amounted to $2,097, all of which were offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

7. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                   Year Ended              Year Ended
                                December 31, 1997       December 31, 1996
                                Shares     Amount       Shares      Amount
CLASS A SHARES:
 Proceeds from shares sold      56,515    $942,745       39,760    $  589,861
 Reinvested dividends and
   distributions                 4,937      86,342        4,233        63,492
 Cost of shares redeemed       (30,449)   (497,888)     (31,555)     (454,480)
   Net change                   31,003     531,199       12,438       198,873

                                                            Period Ended
                                                          December 31, 1996*
                                                          Shares      Amount
CLASS C SHARES:
 Proceeds from shares sold        100        1,780          269         4,090
 Reinvested dividends and
   distributions                   18          300            5            74
 Cost of shares redeemed            -            -            -             -
   Net change                     118        2,080          274         4,164

                                                             Period Ended
                                                          December 31, 1996*
                                                          Shares      Amount
CLASS Y SHARES:
 Proceeds from shares sold     34,051      600,000         8,551      111,896
 Reinvested dividends and
   distributions                1,492       26,133           302        4,536
 Cost of shares redeemed            -            -             -           -
   Net change                  35,543      626,133         8,853      116,432

Total transactions in
  Fund shares                  66,664    1,159,412        21,565     $319,469

     *From May 1, 1996  (date of inception) through December 31, 1996.

AQUILA ROCKY MOUNTAIN EQUITY FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 Class A(1)
                                                                  Period Ended
                                      Year Ended December 31,     December 31,
                                     1997       1996       1995     1994(2)
Net Asset Value,
  Beginning of Period                $15.05     $13.13     $11.06     $11.43

Income from Investment
  Operations:
  Net investment income (loss)         0.01      (0.02)     (0.07)       -
  Net gain (loss) on securities
   (both realized and unrealized)      3.44       2.47       2.25      (0.37)

  Total from Investment Operations     3.45       2.45       2.18      (0.37)

Less Distributions (note 5):
  Dividends from net investment
    income                              -          -        (0.01)       -
  Distributions from capital gains    (0.61)     (0.53)     (0.10)       -

  Total Distributions                 (0.61)     (0.53)     (0.11)       -

Net Asset Value, End of Period       $17.89     $15.05     $13.13     $11.06

Total Return (not reflecting
  sales charge) (%)                   23.01      18.68      19.68      (3.24)#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                     3,144      2,178      1,737        530
  Ratio of Expenses to Average
    Net Assets (%)                     1.50       1.50       1.91       1.19*
  Ratio of Net Investment Income
    (Loss) to Average Net Assets
    (%)                                0.05      (0.14)     (0.60)       -
  Portfolio Turnover Rate (%)         10.39      20.32      15.14       2.95
  Average Commission Rate
    Paid(3) ($)                       .0836      .0745          -        -

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment (Loss) ($)          (0.83)      (1.05)      (1.12)      -
  Ratio of Expenses to Average
    Net Assets(4) (%)                 6.56        8.84       10.48     18.20*
  Ratio of Net Investment Loss
    to Average Net Assets (%)        (5.01)      (7.48)      (9.17)      -

      (1) Designated as Class A Shares on May 1, 1996.
      (2) From July 22, 1994 (commencement of operations) to December 31,
          1994.
      (3) Represents the average per share broker commission rate paid by the
          Fund in connection with the execution of its portfolio transactions in equity securities on which commissions were charged. Calculations are for fiscal years beginning January 1, 1996.
      (4) Ratios are based on average net assets of $2,505,548,
          1,965,012,$1,239,752 and $453,768, respectively. In general, as the
          Fund's net assets increase, the expense ratio will decrease.
       #  Not annualized.
       *  Annualized.

See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Class C(1)            Class Y(1)
                                 Year        Period      Year        Period
                                 Ended Dec.  Ended Dec.  Ended Dec.  Ended Dec.
                                 31, 1997    31, 1996    31, 1997    31, 1996
Net Asset Value,
 Beginning of Period                $15.07      $14.59     $15.07      $14.59

Income from Investment
Operations:
Net investment income                (0.11)       0.01       0.04        0.01
    Net gain on securities
    (both realized
    and unrealized)                   3.44        1.00       3.41        1.00
    Total from Investment
    Operations                        3.33        1.01       3.45        1.01
Less Distributions (note 5):
    Dividends from net
    investment income                  -           -          -           -
    Distributions from
    capital gains                    (0.61)      (0.53)     (0.61)      (0.53)
    Total Distributions              (0.61)      (0.53)     (0.61)      (0.53)
Net Asset Value,
    End of Period                   $17.79      $15.07     $17.91      $15.07
Total Return (not reflecting
    sales charge) (%)                22.18       6.94#     22.98        6.94#
Ratios/Supplemental Data
    Net Assets, End of Period
    ($ thousands)                        7           4       795         133
    Ratio of Expenses to
    Average Net Assets (%)            2.26        1.25*     1.27        1.25*
    Ratio of Net Investment
    Income (Loss) to Average
    Net Assets (%)                   (0.70)       0.11*     0.23        0.11*
    Portfolio Turnover
    Rate (%)                         10.39       20.32#    10.39       20.32#
    Average Commission
    Rate Paid(2) ($)                 .0836        .0745    .0836        .0745
Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and
Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
    Net Investment (Loss) ($)        (0.92)      (0.72)     (0.65)      (0.72)
    Ratio of Expenses to Average
    Net Assets (3) (%)                7.27        8.59*      5.41        8.59*
    Ratio of Net Investment Loss
    to Average Net Assets (%)        (5.71)      (7.23)*    (3.91)      (7.23)*

      (1) New Class of Shares established on May 1, 1996.
      (2) Represents the average per share broker commission rate paid by the
          Fund in connection with the execution of its portfolio transactions in equity securities on which commissions were charged.
      (3) Ratios are based on average net assets of $4,895 and $542, respectively, for Class C Shares and $287,294 and $52,490, respectively, for Class Y Shares. In general, as the Fund's net assets increase, the expense ratio will decrease.
      #  Not annualized.
      *  Annualized.

See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

            During its fiscal year, the Fund distributed $104,362 from net realized long-term gain, of this amount, $57,911 is designated as a capital gain dividend from 28% net long-term capital gain and $46,451 is designated from 20% net long-term capital gain.

            Prior to January 31, 1998, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1997 CALENDAR YEAR.